                                                                   EXHIBIT 10.34

                            EMPLOYEE LOAN AGREEMENT


        THIS EMPLOYEE LOAN AGREEMENT ("Agreement") is entered into as of the 30th day of April, 2001, by and between INKTOMI CORPORATION, a Delaware corporation (the "Company"), and EDWARD AUGUSTUS HALLY ("Employee") and MARGARET ELIZABETH MASTERSON (the wife of Employee), who are together herein referred to as the "Borrowers".


                                    RECITALS

                A. Employee is employed by the Company as its Senior Vice President and General Manager of the Content Networking Solutions Group.

                B. Borrowers have found it necessary to relocate their residence in order for Employee to become an employee of the Company.

                C. The Company and Borrowers desire that the Company lend to Borrowers the sum of One Million Seven Hundred Thirty-Five Thousand Dollars ($1,735,000.00) to assist Borrowers in purchasing a new principal residence.

        NOW, THEREFORE, the Company and Borrowers agree as follows:


                                    AGREEMENT

        PAYMENT: The Company will lend to Borrowers the amount of One Million Seven Hundred Thirty-Five Thousand Dollars ($1,735,000.00) (the "Loan"), which amount shall be used by Borrowers for the sole purpose of purchasing a new residence located at 17 Acorn Lane in the City of Los Altos, County of Santa Clara, California (the "Property") pursuant to the terms and conditions set forth herein.

        CONDITIONS PRECEDENT: The Company's obligation to extend the Loan to Borrowers pursuant to this Agreement is expressly conditioned upon the satisfaction of or waiver by the Company of all of the following conditions precedent, each of which is exclusively for the benefit of the Company:

        Borrowers shall have delivered to the Company each of the following (herein referred to as "Loan Documents"):

        One (1) original promissory note in the amount of One Million Seven Hundred Thirty-Five Thousand Dollars ($1,735,000.00) in substantially the same form as Exhibit A attached hereto (the "Note"), with all uncompleted information fully completed; and

        One (1) fully executed, validly acknowledged deed of trust and the rider thereto, encumbering the Property as security for the Note, in substantially the same form as Exhibit B attached hereto, with all uncompleted information fully completed (the "Deed of Trust"); and

        Two (2) fully executed Promissory Note and Truth-In-Lending Disclosures, in substantially the same form as Exhibit C attached hereto, with all uncompleted information fully completed (the "Truth-in-Lending"); and

        Two (2) fully executed Certificates of Employee, in substantially the same form as Exhibit D attached hereto, with all uncompleted information fully completed (the "Employee Certificate").

        Lender shall have received from First American Title Guaranty Company (the "Title Company") a title insurance policy insuring the Deed of Trust in the amount of the Note as a first lien on the Property, subject only to the exceptions to title described in Items Nos. 1, 2, 3, and 4 of that certain Preliminary Report prepared by the Title Company, dated April 5, 2001, and bearing Order No. 660189, and including the following title insurance endorsements: 100, 103.7, and 110.9.

        Lender shall have received an appraisal in form and prepared by an appraiser approved by Lender determining that the appraised value of the Property is at least $1,735,000.00.

        Lender shall have received a copy of a U.S. FIRPTA certificate, and the state equivalent certificate, executed by Dr. Eugene Bauer and Gloria Bauer, acceptable to Lender and providing that no withholding of any portion of the purchase price must be withheld.

        BORROWERS' REPRESENTATIONS AND WARRANTIES: Borrowers hereby make the following representations and warranties to the Company, which representations and warranties shall be true and correct as of the date of the close of escrow for Borrowers' purchase of the Property, and Borrowers acknowledge that the Company is relying on such representations in making the Loan:

        At the closing of the Loan the Borrowers will have good and marketable title to the Property free and clear of any security interests, liens or encumbrances securing monetary obligations.

        The consent of no other person or entity is required to grant the Company the security interest in the Property evidenced by the Deed of Trust.

        There are no actions, proceedings, claims or disputes pending or, to Borrowers' knowledge, threatened against or affecting Borrowers, the Property, or any other properties of Borrowers.

        BORROWERS' ADDITIONAL OBLIGATIONS: Borrowers shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid first priority lien on the Property in favor of the Company, which shall secure the Note. Borrowers shall not further encumber the Property or permit any lien to encumber the Property. Upon request by Company, but not more frequently than once during any calendar year unless Company believes in good faith that a title issue exists, Borrowers shall furnish evidence reasonably satisfactory to the Company that: (i) Borrowers have good and marketable title to the Property; (ii) the consent of no other person or entity is required to grant a first priority security interest in the Property to the Company; (iii) the Deed of Trust is a first priority security interest in the Property, and (iv) there are no other deeds of trust, mortgages or encumbrances against the Property. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property or that the consent of another person or entity is required to grant to and perfect in the Company a valid first-priority lien on the Property, Borrowers shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of the Deed of Trust to be a valid first lien against the Property shall be deemed a Maturity Event, as defined in the Note.

        REPAYMENT OF LOAN: Borrowers shall pay to the Company the outstanding principal balance of the Note, together with all accrued, but unpaid interest thereon, and all other sums due hereunder, under the Note, or under any other document executed by Borrowers in connection herewith in accordance with the terms and conditions of this Agreement, the Note or such other document.

        MATURITY EVENT: The Note shall immediately become due and payable, without notice or demand, upon the occurrence of any "Maturity Event" as defined in the Note.

        INTEREST PAYABLE BY BORROWERS: Interest shall accrue on the unpaid principal amounts of the Note at the rate specified in the Note and shall be payable on or before April ___, 2005.

        ENTIRE AGREEMENT: This Agreement, together with the Loan Documents, constitutes the full and entire understanding and agreement between the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought. No waiver of any provision of this Agreement or any other Loan Document shall be effective unless in writing and the waiver of any one provision shall not be deemed a waiver of any other provision unless expressly stated in writing. All rights and remedies of the Company described herein and in any other documents or instruments evidencing or securing the loan (including, without limitation, the Loan Documents) shall be cumulative and not restrictive of any other rights or remedies available under any other document or instrument, at law or in equity.

        NO COVENANT FOR EMPLOYMENT OR ADVANCES: Borrowers understand and acknowledge that this Agreement does not modify Employee's at-will status at the Company and does not constitute an employment agreement or a promise by the Company to continue Employee's employment. Either the Company or Employee may terminate such employment relationship at any time, with or without cause.

        NOTICES: All notices and other communications required or permitted hereunder shall be in writing and may be given by (a) personal delivery, (b) certified mail, postage prepaid, return-receipt requested, (c) courier service, fully prepaid for next business day delivery, or (d) facsimile. Any such notice shall be properly addressed to the address of the parties set forth on the signature page hereof and shall be deemed to have been given (i) if personally delivered, when delivered, (ii) if by certified mail, return-receipt requested, when delivered or refused, (iii) if by courier service, on the next business day following deposit, cost prepaid, with Federal Express or similar private carrier, or (iv) if by facsimile, instantaneously upon confirmation of receipt of facsimile. The Company or Borrowers may change their address by giving notice of the same in accordance with this paragraph.

The term "business day" shall mean a day on which national banks are open for business in San Francisco, California.

        ASSIGNMENT: Borrowers may not assign any of their rights and/or duties under this Agreement without the prior written consent of the Company, which consent may be withheld in the sole discretion of Company. All of the rights and/or duties of the Company under the Loan Documents, or any of them, shall be freely assignable. Subject to the foregoing, the rights and obligations of the Borrowers and Company under the Loan Documents shall be binding upon and shall inure to the benefit of the Borrowers and Company and their respective personal representatives, successors, heirs, and permitted assigns.

        INCOME TAX CONSEQUENCES: Borrowers hereby acknowledge that the Company has made no representation or warranty to Borrowers concerning the income tax consequences of the loan to Borrowers and Borrowers shall be solely responsible for ascertaining and bearing such tax consequences.

        GOVERNING LAW: This Agreement shall be governed in all respects by the laws of the State of California.

        HEADINGS: The titles and headings of the various paragraphs hereof are intended for means of reference and are not intended to place any construction on the provisions hereof.

        INVALIDITY: If any provision of this Agreement shall be invalid or unenforceable the remaining provisions shall not be affected thereby and every provision hereof shall be valid and enforceable to the fullest extent permitted by law.

        COUNTERPARTS: This Agreement may be executed in one (1) or more separate counterparts, each of which, when so executed, shall be deemed to be an original. Such counterparts, together, shall constitute one and the same instrument.

        MISCELLANEOUS: Time is of the essence of this Agreement, the Loan Documents, and any other document executed by Borrowers in connection therewith. If any action shall be commenced between the parties with respect to the Loan, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses from the non-prevailing party or parties. Liability hereunder shall be joint and several both between Borrowers and among all other persons and entities now or hereafter liable for all or any part of the Loan.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


BORROWERS:                                  THE COMPANY:

                                            INKTOMI CORPORATION,
                                            a Delaware corporation
------------------------------

EDWARD AUGUSTUS HALLY
                                            By:
                                               ---------------------------------
                                               Tim Stevens


-------------------------------
MARGARET ELIZABETH MASTERSON
                                            Its:
                                               ---------------------------------
                                               VP Business Affairs, General
                                               Counsel

Address: Edward Augustus Hally              Address: Inktomi Corporation
         Margaret Elizabeth Masterson                4100 East Third Ave. MS FC2-6
         17 Acorn Lane                               Foster City, CA 94404
         Los Altos, CA  94022                        Attn:  Tim Stevens
Telephone:     (   )________________        Telephone:    (650) 653-2866
Facsimile      (   )________________        Facsimile:    (650) 653-2466

                                    EXHIBIT A

                             FORM OF PROMISSORY NOTE

                                 PROMISSORY NOTE
                            SECURED BY DEED OF TRUST

             (HOUSING RELOCATION LOAN - I.R.C. Section 1.7872-5-(T))



April 30, 2001                                                     $1,735,000.00

_____________________, California

FOR VALUE RECEIVED, the undersigned, EDWARD AUGUSTUS HALLY ("Employee") and MARGARET ELIZABETH MASTERSON, husband and wife (jointly and severally, "Borrowers"), promise to pay to the order of INKTOMI CORPORATION, a Delaware corporation ("Lender"), at 4100 East Third Ave., MS FC2-6, Foster City, California 94404 (or at such other place as Lender may from time to time designate by written notice to Borrowers), in lawful money of the United States, the principal sum of One Million Seven Hundred Thirty-Five Thousand Dollars ($1,735,000.00), together with interest thereon at the rate of four and ninety-four-hundredths percent (4.94%) per annum.

        2. PAYMENT: The principal and interest due pursuant to this Note shall be paid as follows:

                A. Upon the occurrence of a Maturity Event (as defined herein), Borrowers shall pay to Lender all amounts due under this Note, including all unpaid principal and all accrued but unpaid interest on the principal amount hereof.

                B. Subject to Section 3 below, the entire outstanding principal balance of this Note, plus any accrued, but unpaid interest thereon, and any other sum due hereunder shall be due and payable in full on or before the fourth
(4th) anniversary date of this Note. Notwithstanding the foregoing, if Employee's employment with Lender is terminated by Lender, with or without cause, then interest on this Note shall become due and payable in arrears on December 31st of the year following the year in which the termination became effective, and on each year thereafter until the fourth (4th) anniversary date of this Note, when all accrued but unpaid interest shall be payable. (For example, if Lender terminates Employee's employment effective June 1, 2001, then all accrued interest shall become due and payable on December 31, 2002 and on each subsequent December 31st until the maturity date of this Note.)

                C. Principal and interest shall be payable in lawful money of the United States. Interest shall be calculated on the basis of a 360-day year consisting of twelve (12) months, each of thirty (30) days, and shall compound annually. Each payment shall be applied first to accrued interest, then to any other amounts (other than principal) payable hereunder as designated by Lender, and then to reduce principal.

                D. All payments made hereunder shall be made by Borrowers free and clear of, and without deduction for, any and all present and future taxes, levies, charges, deductions and withholdings. Borrowers shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, performance and enforcement of this Note.

        3. SECURITY: This Note is secured by that certain Deed of Trust (the "Deed of Trust") of even date herewith made by Borrowers, as trustor, to First American Land Title Insurance Company, as trustee, for the benefit of Lender, as beneficiary, which shall be recorded in the Official Records of the County of Santa Clara, State of California, encumbering certain real property commonly known as 17 Acorn Lane in the City of Los Altos, County of Santa Clara, State of California (the "Property"), described with particularity in the Deed of Trust, which Borrowers intend to occupy as their principal place of residence. The Deed of Trust provides, among other things, as follows:

                "If the Trustors (herein the Borrowers) shall sell, convey, encumber, grant any lien upon, or otherwise alienate the Property, or any part thereof, or any interest therein, or shall be divested of their respective title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the Beneficiary (herein the Lender) being first had and obtained, Beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby (including, without limitation, the Note), irrespective of the maturity date specified therein, immediately due and payable."

        4. MATURITY EVENT: Upon the occurrence of a Maturity Event (as hereinafter defined), the entire unpaid principal balance, together with all accrued but unpaid interest thereon, and all other sums due hereunder, shall become immediately due and payable without further demand or notice to Borrowers. To the extent permitted by law, any of the following events shall be a "Maturity Event" under this Note and the Deed of Trust:

                A. Borrowers shall fail to pay any amount of the principal or interest on this Note when due and shall fail to cure such non-payment within ten (10) days following written notice of such delinquency.

                B. There shall occur a breach or default in the performance of any obligation of Borrowers contained in this Note, the Deed of Trust, the Employee Loan Agreement executed concurrently herewith (the "Loan Documents"), or any other agreement now or hereafter entered into by either of the Borrowers, on the one hand, and the Company, on the other hand, with respect to the Property.

                C. There shall occur a breach or default in the performance of any obligation of Borrowers in any other deed of trust or other security instrument (whether superior or subordinate in rights to the Deed of Trust) now or hereafter encumbering the Property.

                D. Borrowers shall sell, convey, encumber, grant any lien upon, or otherwise alienate the Property, or any part thereof, or any interest therein, or shall be divested of their title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the Lender being first had and obtained.

                E. Borrowers (i) admit in writing their inability to pay debts,
(ii) make an assignment for the benefit of creditors, (iii) file a voluntary petition in bankruptcy, effect a plan or other arrangement with creditors, liquidate their assets under arrangement with creditors, or liquidate their assets under court supervision, (iv) have an involuntary petition in bankruptcy filed against them that is not discharged within sixty (60) days after such petition is filed, or (v) apply for or permit the appointment of a receiver or trustee or custodian for any of their property or assets which shall not have been discharged within sixty (60) days after the date of appointment.

                F. The occurrence of the fourth (4th) anniversary of the date of this Note.

                G. The occurrence of the ninetieth (90th) day following the termination by Employee of his employment with Lender for any reason (other than Lender's termination of such employment, with or without cause, or death).

                H. Any representation or warranty of Borrowers contained herein or in any certificate or agreement entered into between Borrowers for the benefit of Lender in connection herewith shall prove to be false or misleading in any material respect.

                I. The Deed of Trust is not recorded against the Property at the closing of the purchase by Borrowers of the Property or at any time ceases to be a valid first priority lien on the Property.

                J. Any lien or other monetary encumbrance is imposed against the Property; provided, however, that in the event that a lien or monetary encumbrance is imposed against the Property without the consent of any Borrowers, a Maturity Event shall not occur until the lien or other monetary encumbrance is imposed against the Property for a period of at least thirty (30) days.

                K. One (1) year following the death of the Employee.

                L. Borrowers default in their obligation to pay any sum or to perform any obligation, which is secured by a deed of trust, mortgage, lien, or other encumbrance on the Property (other than the Deed of Trust).

        5. LATE CHARGE: Because the actual damage to Lender resulting from any default by Borrowers in the payment of any installment of principal and/or interest when due is impractical and extremely difficult to ascertain, in addition to its other rights and remedies, Lender shall be entitled to recover six percent (6%) of the amount of any such delinquent installment as liquidated damages, if Borrowers fail to pay any installment within ten (10) days after Borrowers receive written notice from Lender of the amount due and owing.

        6. BORROWERS' REPRESENTATIONS: Borrowers hereby make the following representations and warranties to the Lender and acknowledge that Lender is relying on such representations in making the loan:

                A. Borrowers shall have good and marketable title to the Property free and clear of any security interests, liens or encumbrances other than the Deed of Trust in favor of Lender securing this Note;

                B. The consent of no other person or entity is required to grant to Lender the security interest in the Property evidenced by the Deed of Trust;

                C. There are no actions, proceedings, claims, or disputes pending or, to the Borrowers' knowledge, threatened against or affecting the Borrowers or the Property.

        7. BORROWERS' ADDITIONAL OBLIGATIONS: Borrowers shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid first priority lien on the Property in favor of the Lender as security for the Note. Borrowers shall not further encumber the Property or permit any lien to encumber the Property. Upon request by Lender, but not more frequently than once during any calendar year, Borrowers shall furnish evidence reasonably satisfactory to the Lender that: (i) Borrowers have good and marketable title to the Property; (ii) the consent of no other person or entity is required to grant a first priority security interest in the Property to the Company; (iii) the Deed of Trust is a first priority security interest in the Property, and (iv) there are no other deeds of trust, mortgages or encumbrances against the Property. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property, or that the consent of another person or entity is required to grant to and perfect in the Lender a valid first-priority lien on the Property, Borrowers shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of the Deed of Trust to be a valid first lien against the Property shall be deemed a Maturity Event as aforesaid.

        8. NOTICE: This Note is subject to Section 2924(i) and 2966 of the California Civil Code which provides that the holder of this Note shall give written notice to Borrowers or their successors-in-interest, of prescribed information (as set forth in said Civil Code Sections) at least ninety (90) days and not more than one hundred and fifty (150) days before any Balloon Payment is due.

        9. ATTORNEYS' FEES: In the event of Borrowers' default hereunder, Borrowers shall pay all costs of collection, including reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

        10. WAIVER: The waiver by Lender of any breach of or default under any term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.

        11. NO USURY: Borrowers hereby represent and warrant that at no time shall the proceeds of the indebtedness evidenced hereby be used "primarily for personal, family, or household purposes" as that term is defined and used in
Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrowers and Lender are to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrowers results in Borrowers having paid any interest in excess of that permitted by law, then it is Borrowers' and Lender's express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrowers), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

        12. PREPAYMENT: Borrowers may prepay all or any portion of this Note at any time prior to the Maturity Date, with no premium or penalty, and interest shall thereupon cease on the portion of the principal amount prepaid.

        13. GENERAL PROVISIONS: This Note shall be governed by and construed in accordance with the laws of the State of California. The makers of this Note hereby waive presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consent that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrowers hereby waive the defense of the statute of limitations in any action on this Note to the extent permitted by law. Time is of the essence of this Note, the Deed of Trust and any other document executed by Borrowers in connection therewith. Liability hereunder shall be joint and several both between Borrowers and among all other persons and entities now or hereafter liable for all or any part of the Loan.

        14. ACKNOWLEDGEMENT BY BORROWERS: THIS NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST, AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE,

THE LOAN AGREEMENT, THE DEED OF TRUST, AND ALL RELATED AGREEMENTS AND DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY OR ENTERED INTO IN CONNECTION WITH THIS NOTE.

IN WITNESS WHEREOF, Borrowers have executed this Note as of the day and year first above written.


-----------------------------------
EDWARD AUGUSTUS HALLY



        -----------------------------------
        MARGARET ELIZABETH MASTERSON

                                    EXHIBIT B

                              FORM OF DEED OF TRUST

                                   [ATTACHED]

                                    EXHIBIT C

                            FORM OF TRUTH-IN-LENDING

                 PROMISSORY NOTE AND TRUTH-IN-LENDING DISCLOSURE



DATE OF NOTE:       April 30, 2001
                    ------------------------------------------------------------

LENDER:             Inktomi Corporation
                    ------------------------------------------------------------

LENDER'S ADDRESS:   4100 East Third Ave., MS FC2-6, Foster City, California
                    94404
                    ------------------------------------------------------------

BORROWERS:          Edward Augustus Hally and Margaret Elizabeth Masterson,
                    husband and wife
                    ------------------------------------------------------------

BORROWERS ADDRESS:  17 Acorn Lane, Los Altos, California 94022
                    ------------------------------------------------------------



                          TRUTH IN-LENDING DISCLOSURES

        STATED ANNUAL PERCENTAGE RATE:                                     4.94%
(the stated annual yearly rate, which will be compounded annually)         --------------

        MAXIMUM ANNUAL PERCENTAGE RATE:                                    5.32%
(the cost of your credit as a yearly rate)                                 --------------

        FINANCE CHARGE:                                                    $ 369,087.12
        (the total dollar amount the credit will cost you during the       --------------
stated loan term, assuming no interest reductions in accordance with the loan agreement)

        AMOUNT FINANCED:                                                   $ 1,735,000.00
(the amount of credit provided to you or on your behalf)                   --------------

        MAXIMUM TOTAL OF PAYMENTS:                                         $ 2,104,087.12
(the amount you will have paid after you have made all payments as         --------------
scheduled, assuming no interest reductions in accordance with the loan agreement)

        YOU HAVE A RIGHT TO RECEIVE AT THIS TIME AN ITEMIZATION OF THE AMOUNT FINANCED.

        Borrowers' Initials

        [ ]  I want an itemization.

        [ ]  I do not want an itemization.

        PAYMENT SCHEDULE*

        Number of Payments              1

        Amount of Each Payment          Principal amount, plus accrued interest

        Payments are due                on fourth anniversary of the Note
                                        (currently scheduled to be April ___,
                                        2005

        *This obligation has a demand feature upon the occurrence of the following "Maturity Events":

A. Borrowers shall fail to pay any amount of the principal or interest on the Note when due and shall fail to cure such non-payment within ten
        (10) days following written notice of such delinquency.

B. There shall occur a breach or default in the performance of any obligation of Borrowers contained in the Note, the Deed of Trust, the Employee Loan Agreement executed concurrently therewith, or any other agreement now or hereafter entered into by Borrowers, on the one hand, and the Company, on the other hand.

C. There shall occur a breach or default in the performance of any obligation of Borrowers in any other deed of trust or other security instrument (whether superior or subordinate in rights to the Deed of Trust) now or hereafter encumbering the property secured by the Deed of Trust (the "Property").

D. Borrowers shall sell, convey, encumber, grant any lien upon, or otherwise alienate the property which is security for the loan, or any part thereof, or any interest therein, or shall be divested of their respective title or any interest therein in any manner or way, whether voluntary or involuntarily, without the written consent of the Lender being first had and obtained.

E. Borrowers shall (i) admit in writing their inability to pay debts, (ii) make an assignment for the benefit of creditors, (iii) file a voluntary petition in bankruptcy, effect a plan or other arrangement with creditors, or liquidate their assets under court supervision, (iv) have an involuntary petition in bankruptcy filed against them that is not discharged within sixty (60) days after such petition is filed, or (v) apply for or permit the appointment of a receiver or trustee or custodian for any of their property or assets which shall not have been discharged within sixty (60) days after the date of appointment.

F.      The occurrence of the fourth (4th) anniversary of the date of the Note.

G. The occurrence of the ninetieth (90th) day following the termination by Borrower, Edward Augustus Hally, of his employment with Lender for any reason (other than Lender's termination of such employment, with or without cause).

H. Any representation or warranty of Borrowers contained in the Note or in any certificate or agreement entered into between Borrowers in connection therewith shall prove to be false or misleading in any material respect.

I. The Deed of Trust is not recorded against the Property at the closing of the purchase by Borrowers of the Property or at any time ceases to be a valid first lien on the Property.

J. Any lien or other monetary encumbrance is imposed against the Property; provided, however, that in the event that a lien or monetary encumbrance is imposed against the Property without the consent of Borrowers, a Maturity Event shall not occur until the lien or other monetary encumbrance is imposed against the Property for a period of at least thirty (30) days.

K.      One (1) year following the death of Borrower, Edward Augustus Hally.

L. Borrowers default in their obligation to pay any sum or to perform any obligation, which is secured by a deed of trust, mortgage, lien, or other encumbrance on the Property (other than the Deed of Trust).

All disclosures herein are based on a maturity date of April ___, 2005, the stated maturity date of the Note, absent a Maturity Event.

PREPAYMENT

        If you pay off early, you

        [ ]  may     [X]  will not have to pay a penalty.

        [ ]  may     [X]  will not be entitled to a refund of part of the
                          finance charge.

LATE CHARGE

        If a payment is over 10 days late, you will be charged 6% of the amount of the delinquent payment.

SECURITY

        The loan is secured by the following property:

        Borrowers' residence -- 17 Acorn Lane, Los Altos, California 94022

FILING FEES

        Filing fees:                $________________

        Non-filing insurance:       $   N/A

INSURANCE

        Credit life insurance and disability insurance is not required to obtain credit and will not be provided.

        You may obtain property insurance on any property securing the loan from anyone you want that is acceptable to the lender.

        See the text of the Note for any additional information about nonpayment, default, any required repayment in full before the scheduled date, and any prepayment refunds and penalties.

READ & ACKNOWLEDGED BY BORROWERS:


                                            ------------------------------------
                                            Edward Augustus Hally


                                            ------------------------------------
                                            Margaret Elizabeth Masterson

                                    EXHIBIT D

                          FORM OF EMPLOYEE CERTIFICATE

                             CERTIFICATE OF EMPLOYEE

        The undersigned Edward Augustus Hally ("Employee") hereby certifies to Inktomi Corporation, a Delaware corporation ("Company") as follows and understands that Company is relying upon the truthfulness of the following in advancing the Loan (hereinafter defined):

        1. Employee understands that the loan in the principal amount of $1,735,000.00 evidenced by that certain Promissory Note Secured by Deed of Trust between Edward Augustus Hally and Margaret Elizabeth Masterson, husband and wife ("Borrowers") and the Company (the "Loan") is not transferable by Borrowers and is conditioned on the future performance of substantial services by Employee.

        2. The proceeds of the Loan will be used only to purchase a principal residence of Employee being acquired in connection with the commencement of employment at a "new principal place of work" within the meaning of Section 217 of the Internal Revenue Code of 1986.

        3. Borrowers reasonably expect to be entitled to and will itemize deductions for each year the loan is outstanding.


                                            ------------------------------------
                                            Edward Augustus Hally

                                            Date:
                                                 -------------------------------